PRIMECAP ODYSSEY FUNDS

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

SUPPLEMENT DATED DECEMBER 14, 2022 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED FEBRUARY 28, 2022

The Board of Trustees of the PRIMECAP Odyssey Funds has approved the opening of the PRIMECAP Odyssey Aggressive Growth Fund for sale to all investors, effective as of December 15, 2022. Based on a recommendation by PRIMECAP Management Company, the Board of Trustees has discretion to close the PRIMECAP Odyssey Aggressive Growth Fund at any time. All references to the PRIMECAP Odyssey Aggressive Growth Fund being closed to most new investors are hereby deleted from the Summary Prospectus and Prospectus.

* * * * *

Please retain this supplement for your reference.